UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2019

XPERI CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	XPER	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

Merger Agreement

On December 18, 2019, Xperi Corporation, a Delaware corporation (“Xperi”) and TiVo Corporation, a Delaware corporation (“TiVo”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which Xperi and TiVo have agreed, subject to the terms and conditions of the Merger Agreement, to effect an all-stock, merger of equals strategic combination of their respective businesses by: (i) forming XRAY-TWOLF HoldCo Corporation, a Delaware corporation jointly owned by Xperi and TiVo (“HoldCo”), (ii) Xperi merging with a newly formed, wholly owned subsidiary of HoldCo, with Xperi surviving such merger as a wholly owned subsidiary of HoldCo (the “Xperi Merger”), (iii) TiVo merging with a newly formed, wholly owned subsidiary of HoldCo, with TiVo surviving such merger as a wholly owned subsidiary of HoldCo (the “TiVo Merger” and, together with the Xperi Merger, the “Mergers”), and (iv) as of the effective time of the Mergers (the “Effective Time”), changing the name of HoldCo to be “Xperi Corporation”.

The board of directors of each of Xperi and TiVo have approved the Merger Agreement and the transactions contemplated thereby.

Merger Consideration

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, each share of common stock of Xperi (the “Xperi Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding any shares of Xperi Common Stock that are held in treasury) will be converted into the right to receive one share of common stock of HoldCo (“HoldCo Common Stock”) per share of Xperi Common Stock and each share of common stock of TiVo (the “TiVo Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding any shares of TiVo that are held in treasury) will be converted into the right to receive 0.455 shares of HoldCo Common Stock. The aforementioned 0.455 exchange ratio set forth in the Merger Agreement will result in Xperi stockholders owning approximately 46.5% of HoldCo Common Stock following the Effective Time and TiVo stockholders owning approximately 53.5% of the outstanding shares of HoldCo Common Stock following the Effective Time.

The Merger Agreement provides that, at the Effective Time, the Xperi stock options and other equity awards and the TiVo stock options and other equity awards generally will automatically convert into stock options and equity awards with respect to HoldCo Common Stock, on the same terms and conditions under the applicable plans and award agreements immediately prior to the Effective Time after giving effect to the exchange ratio and appropriate adjustments to reflect the consummation of the Mergers.

Registration and Listing of HoldCo Common Stock

Xperi and TiVo will prepare and will cause HoldCo to file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 in connection with the issuance of shares of HoldCo Common Stock in the Mergers (the “Form S-4”), which will include as a prospectus a joint proxy statement relating to the Xperi stockholders special meeting to adopt the Merger Agreement and the TiVo stockholders special meeting to adopt the Merger Agreement (the “Joint Proxy Statement”). Xperi, TiVo and HoldCo have agreed to use reasonable best efforts to have the Form S-4 declared effective as promptly as practicable after filing.

After the Effective Time, HoldCo Common Stock will be listed on The Nasdaq Stock Market LLC (the “Nasdaq”).

Governance

Under the terms of the Merger Agreement, as of the Effective Time, HoldCo will have its headquarters in San Jose, California.

Following the completion of the transaction, Xperi’s Chief Executive Officer, Jon Kirchner, will serve as Chief Executive Officer of HoldCo and Xperi’s CFO, Robert Andersen, will serve as Chief Financial Officer.

HoldCo will have a board of directors (the “HoldCo Board”) consisting initially of seven directors, (i) one of whom will be Jon Kirchner, (ii) three of whom will be persons designated by Xperi, and (iii) three of whom will be persons designated by TiVo. At least two out of the three persons designated by Xperi and TiVo each, respectively, must qualify as independent under the listing standards of the Nasdaq and the applicable rules of the SEC. The Chairman of the HoldCo Board will be appointed by only those members of the HoldCo Board who qualify as independent under the listing standards of the Nasdaq and the applicable rules of the SEC.

For a period of two years following the Effective Time, the Nominating and Corporate Governance Committee of the HoldCo Board shall consist of four members, consisting of two members appointed by Xperi and two members appointed by TiVo.

Conditions to the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of certain conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of Xperi Common Stock entitled to vote thereon; (ii) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of TiVo Common Stock entitled to vote thereon; (iii) expiration or termination of the waiting period under the Hart-Scott Rodino Act; (iv) the absence of governmental restraints or prohibitions preventing the consummation of either of the Mergers; (v) the effectiveness of the Form S-4 and absence of any stop order or proceedings by the SEC; and (vi) the approval of the shares of HoldCo Common Stock to be issued in the Merger for listing on the Nasdaq. The obligation of each of Xperi and TiVo to consummate the Mergers is also conditioned on, among other things, the receipt of a tax opinion from tax counsel as to the tax-free nature of each of the Mergers, the truth and correctness of the representations and warranties made by the other party as of the closing date (subject to certain “materiality” and “material adverse effect” qualifiers) and there being no material adverse effect with respect to Xperi or TiVo.

Certain Other Terms of the Merger Agreement

The Merger Agreement contains mutual customary representations and warranties made by each of Xperi and TiVo, and also contains mutual customary pre-closing covenants, including covenants, among others, (i) to operate its businesses in the ordinary course consistent with past practice and to refrain from taking certain actions without the other party’s consent, (ii) not to solicit, initiate or knowingly take any action to facilitate or encourage, and, subject to certain exceptions, not to participate or engage in any discussions or negotiations, or cooperate in any way with respect to, any inquiries or the making of, any proposal of an alternative transaction, (iii) subject to certain exceptions, not to withdraw, qualify or modify the support of its board of directors for the Merger Agreement and the Xperi Merger or the TiVo Merger, as applicable, and (iv) to use their respective reasonable best efforts to obtain governmental, regulatory and third party approvals. In addition, the Merger Agreement contains covenants that require each of Xperi and TiVo to call and hold a special stockholder meeting and, subject to certain exceptions, require each of the board of directors of Xperi and TiVo to recommend to its stockholders to approve the Mergers and adopt the Merger Agreement.

The Merger Agreement contains certain termination rights for each of Xperi and TiVo, including in the event that (i) the Mergers are not consummated on or before September 30, 2020 (the “Outside Date”) in the event that the regulatory closing conditions have not been satisfied, (ii) the approval of the Mergers and the adoption of the Merger Agreement by the stockholders of Xperi or the stockholders of TiVo is not obtained at the respective stockholder meetings or (iii) if any restraint having the effect of preventing the consummation of the Xperi Merger or the TiVo Merger shall have become final and nonappealable or if any governmental entity that must grant a requisite regulatory approval has denied approval of the Xperi Merger or the TiVo Merger. In addition, Xperi and TiVo can each terminate the Merger Agreement prior to the stockholder meeting of the other party if, among other things, the other party’s board of directors has changed its recommendation that its stockholders approve the Xperi Merger or the TiVo Merger, as applicable, and adopt the Merger Agreement, or has failed to make or reaffirm such recommendation in certain circumstances.

The Merger Agreement further provides that, a termination fee will be payable by Xperi or TiVo, as the case may be, upon termination of the Merger Agreement under specified circumstances, including:

(i) a change in the recommendation of the board of directors of Xperi or TiVo, as applicable or

(ii) a termination of the Merger Agreement by Xperi or TiVo, as applicable, because of (a) a failure of the stockholders of the other party to adopt the Merger Agreement at the stockholder meeting, (b) a material breach by the other party or (c) because the Mergers are not consummated by the Outside Date, in each case set forth in this clause (ii) at a time when there was an offer or proposal for an alternative transaction with respect to such party and such party enters into or consummates an alternative transaction within 12 months following such date of termination.

In the event that such termination fee is payable by Xperi to TiVo, Xperi will pay to TiVo a termination fee equal to $44 million in cash, and in the event that such fee is payable by TiVo to Xperi, TiVo will pay to Xperi a termination fee equal to $50.8 million in cash, in the event such fee is payable by TiVo.

The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Xperi or

TiVo. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of Xperi and TiVo in connection with the signing of the Merger Agreement. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Xperi and TiVo rather than establishing matters as facts and were made only as of the date of the Merger Agreement (or such other date or dates as may be specified in the Merger Agreement). Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about Xperi or TiVo.

Financing Commitment Letters

Financing of the Merger

In connection with the execution of the Merger Agreement, Xperi and TiVo obtained a debt commitment letter (the “Commitment Letter”), dated December 18, 2019, with Bank of America, N.A. (“Bank of America”), BofA Securities, Inc. and Royal Bank of Canada (“Royal Bank”), pursuant to which, subject to the terms and conditions set forth therein, Bank of America and Royal Bank have committed to provide a senior secured first lien term loan B facility in an aggregate principal amount of $1,100 million (the “Debt Financing”). The proceeds from the Debt Financing may be used (i) to pay fees and expenses incurred in connection with the Merger and the related transactions, (ii) to finance the refinancing of certain existing indebtedness of Xperi and TiVo, and (iii) to the extent of any remaining amounts, for working capital and other general corporate purposes.

The foregoing summary of the Commitment Letter and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Commitment Letter attached hereto as Exhibit 10.1 and incorporated herein by reference.

Important Information and Where to Find It

In connection with the proposed transaction, Xperi and TiVo will cause HoldCo to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Xperi and TiVo and that also will constitute a prospectus of HoldCo (“Joint Proxy Statement/Prospectus”). Xperi, TiVo and HoldCo may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Xperi, TiVo or HoldCo may file with the SEC. INVESTORS, XPERI STOCKHOLDERS AND TIVO STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors, Xperi stockholders and TiVo stockholders may obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents that are filed or will be filed with the SEC by Xperi, TiVo or HoldCo through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Xperi or TiVo at the following:

Xperi Corporation

3025 Orchard Parkway

San Jose, California 95134

Attention: Investor Relations

818-436-1231

IR@xray.com

TiVo Corporation

2160 Gold Street

San Jose, California 95002

Attention: Investor Relations

818-295-6651

IR@tivo.com

Participants in the Solicitation

Xperi, TiVo or HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Xperi’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Xperi’s proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 20, 2019. Information regarding TiVo’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in TiVo’s proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 15, 2019. Xperi stockholders and TiVo stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Xperi and TiVo directors and executive officers in the transaction, which may be different than those of Xperi and TiVo stockholders generally, by reading the Joint Proxy Statement/Prospectus and any other relevant documents that are filed or will be filed with the SEC relating to the transaction.

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Xperi’s and TiVo’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Xperi and TiVo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Xperi and TiVo; (iii) potential litigation relating to the proposed transaction that could be instituted against Xperi, TiVo or their respective directors; (iv) the risk that disruptions from the proposed transaction will harm Xperi’s or TiVo’s business, including current plans and operations; (v) the ability of Xperi or TiVo to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) uncertainty as to the long-term value of HoldCo Common Stock; (viii) legislative, regulatory and economic developments affecting Xperi’s and TiVo’s businesses; (ix) general economic and market developments and conditions; (x) the evolving legal, regulatory and tax regimes under which Xperi and TiVo operate; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Xperi’s and/or TiVo’s financial performance; (xii) restrictions during the pendency of the proposed transaction that may impact Xperi’s or TiVo’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Xperi’s and TiVo’s response to any of the aforementioned factors; (xiv) failure to receive the approval of the stockholders of Xperi and/or TiVo; and (xv) any plans regarding a potential separation of the combined businesses. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Joint Proxy Statement/Prospectus to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Joint Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Xperi’s or TiVo’s consolidated financial condition, results of operations, or liquidity. Neither Xperi nor TiVo assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger and Reorganization dated December 18, 2019, by and among, Xperi Corporation, TiVo Corporation, XRAY Merger Sub Corporation, TWOLF Merger Sub Corporation and XRAY-TWOLF HoldCo Corporation

10.1	Commitment Letter, dated as of December 18, 2019, by and among Xperi Corporation, TiVo Corporation, Bank of America, N.A., BofA Securities, Inc. and Royal Bank of Canada.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2019	Xperi Corporation

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Executive Vice President and Chief Financial Officer